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                   American Business Financial Services, Inc.

                            2001 STOCK INCENTIVE Plan

                           Restricted Stock Agreement
                           --------------------------

RS No. __

         An Award of Restricted Stock is hereby awarded on ___________, 2001 (the "Award Date") by American Business Financial Services, Inc. (the "Corporation"), to ___________________ (the "Grantee"), in accordance with the following terms and conditions, and the conditions contained in the American Business Financial Services, Inc. 2001 Stock Incentive Plan (the "Plan"):

         1. Share Award. The Corporation hereby awards the Grantee ___________ shares (the "Shares") of Common Stock, par value $.001 per share ("Common Stock"), of the Corporation pursuant to the Plan, as the same may from time to time be amended, and upon the terms and conditions and subject to the restrictions therein and hereinafter set forth. A copy of the Plan as currently in effect is incorporated herein by reference and is attached hereto.

         2. Restrictions on Transfer and Restricted Period. During the period (the "Restricted Period") commencing on the Award Date and terminating on _________________, 200_, the Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered by the Grantee, except as hereinafter provided.

         Except as set forth below, the Shares will vest at a rate of ___% of the initial award per year of Continuous Service (as defined in the Plan) commencing on the Award Date pursuant to the following schedule:

                                                 Amount of
                                                Initial Award
                 Date of Vesting                   Vested
               --------------------            --------------
               _____________, 200_                   __%




         Subject to the restrictions set forth in the Plan, the Committee referred to in Section 7 of the Plan or its successor (the "Committee") shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares thereto, or to remove any or all of such restriction, whenever the Committee may determine that such action is appropriate by reason of changes in applicable tax or other laws, or other changes in circumstances occurring after the commencement of the Restricted Period.
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         Notwithstanding the foregoing, to the extent shareholder approval of the Plan is not obtained, this Award shall be null and void. During the period from the date of grant until the annual shareholders meeting, the Award shall be held by the Corporation and no dividend or other distributions shall be paid to the Grantee until shareholder approval is obtained or the Award is forfeited.

3. Termination of Service. Except as provided in Section 8 below, if the Grantee ceases to maintain "Continuous Service" (as defined in the Plan) for any reason other than death or disability, all shares which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 2 above shall upon such termination of Continuous Service be forfeited to the Corporation. If the Grantee ceases to maintain "Continuous Service" (as defined in the Plan) by reason of death or disability, the Shares then still subject to restrictions imposed by Section 2 will be free of those restrictions and shall not be forfeited.

4. Certificates for the Shares. The Corporation shall issue a certificate (or certificates) in the name of the Grantee with respect to the Shares, and shall hold such certificate (or certificates) on deposit for the account of the Grantee until the expiration of the Restricted Period with respect to the Shares represented thereby. Such certificate (or certificates) shall bear the following restricted legend (the "Restricted Legend"):

                  The transferability of this certificate and the Shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2001 Stock Incentive Plan of American Business Financial Services, Inc. Copies of such Plan are on file in the office of the Secretary of American Business Financial Services, Inc.

         The Grantee further agrees that simultaneously with the execution of the Agreement, the Grantee shall execute _____ stock powers in favor of the Corporation with respect to the Shares and that the Grantee shall promptly deliver such stock powers to the Corporation

         The following two paragraphs shall be applicable if, on the Award Date, the Common Stock subject to such Award has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  The Grantee hereby agrees, warrants and represents that Grantee is acquiring the Common Stock to be issued pursuant to this Agreement for Grantee's own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The Grantee further agrees that Grantee will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Corporation to the effect that the proposed transaction will be exempt from such registration. The Grantee shall execute such instruments, representations, acknowledgments and agreements as the Corporation may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

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         The certificates for Common Stock to be issued pursuant to this
Agreement shall bear the following securities legend (the "Securities Legend"):

                  The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Corporation that the proposed transaction will be exempt from such registration.

The Securities Legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Corporation that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         5. Grantee's Rights. Except as otherwise provided herein, the Grantee, as owner of the Shares, shall have all rights of a stockholder. During any Restricted Period, the Grantee shall be entitled to vote such Shares as to which the Restricted Period has not yet lapsed or expired (the "Restricted Shares") in Grantee's sole discretion, at any annual and special meetings of the stockholders of the Corporation and at any continuations and adjournments of such meetings, upon any matters coming before such meetings or adjournments.

         6. Cash Dividends. [Cash dividends, if any, paid on the Restricted Shares shall be held by the Corporation for the account of the Grantee and paid to the Grantee upon the expiration of the Restricted Period or upon the death or disability of the Grantee. All such withheld dividends shall earn interest at an annual rate determined by the Committee/Cash dividends shall be paid to the Grantee during the Restricted Period].

         7. Expiration of Restricted Period. Upon the lapse or expiration of the Restricted Period with respect to any portion of the Shares, the Corporation shall deliver to the Grantee (or in the case of a deceased Grantee, to Grantee's legal representative) the certificate in respect of such Shares and the related stock power held by the Corporation pursuant to Section 4 above. The Shares as to which the Restricted Period shall have lapsed or expired shall be free of the restrictions referred to in Section 2 above and such certificate shall not bear the Restricted Legend provided for in Section 4 above. Notwithstanding the foregoing, the Securities Legend described in Section 4 shall continue to be included on the certificates as long as registration has not occurred.

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         8. Adjustments for Changes in Capitalization of the Corporation. In the
event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any change in the corporate structure of the Corporation or in the shares of Common Stock, the number and class of Shares covered by this Agreement shall be appropriately adjusted by the Committee in the same manner as other outstanding shares are adjusted. Any shares of Common Stock or other securities received, as a result of the foregoing, by the Grantee with respect to Shares subject to the restrictions contained in Section 2 above also shall be subject to such restrictions and the certificate or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 4 above.

         9. Change in Control. If the Continuous Service" (as defined in the
Plan) of the Grantee is involuntarily terminated for whatever reason, other than for cause (as defined in the Plan), at any time within 18 months of a "change in control" (as defined in the Plan), the Restricted Period with respect to all Shares shall lapse upon such termination and all Shares shall become fully vested in the Grantee.

         10. Delivery and Registration of Shares of Common Stock. The Corporation's obligation to deliver Shares hereunder shall be conditioned upon the receipt of a representation as to the investment intention of the Grantee or any other person to whom such Shares are to be delivered, in such form as the Committee shall determined to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other Federal, state or local securities legislation or regulation. Any representation regarding investment intent shall become inoperative upon the registration of such shares or other action eliminating the necessity of such representation under such Securities Act or other securities regulation.

                  The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on the Nasdaq Stock Market or any stock exchange on which the Shares of Common Stock may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

         11. Plan and Plan Interpretations as Controlling. The Shares hereby awarded and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. All determinations and interpretations of the Committee shall be binding and conclusive upon the Grantee or Grantee's legal representatives with regard to any question arising hereunder or under the Plan.

         12. Grantee Service. Nothing in this Agreement shall limit the right of the Corporation or any of its Affiliates to terminate the Grantee's service as an officer or employee, or otherwise impose upon the Corporation or any of its Affiliates any obligation to employ or accept the services of the Grantee.

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         13. Withholding and Social Security Taxes. Upon the termination of any
Restricted Period with respect to any Shares (or any such earlier time, if any, that an election is made under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Corporation shall have the right to withhold from the Grantee's compensation an amount sufficient to fulfill its or its Affiliate's obligations for any applicable withholding and employment taxes. Alternatively, the Corporation may require the Grantee to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to the Shares, or, in lieu thereof, to retain or sell without notice a sufficient number of Shares to cover the amount required to be withheld. The Corporation shall withhold from any cash dividends paid on the Restricted Stock an amount sufficient to cover taxes owed as a result of the dividend payment. The Corporation's method of satisfying its withholding obligations shall be solely in the discretion of the Corporation, subject to applicable federal, state and local laws.

         14. Tax Consequences. Grantee has reviewed with Grantee's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Grantee is relying solely on such advisors and not on any statements or representations of Corporation or any of its agents. Grantee understands that Grantee (and not Corporation) shall be responsible for Grantee's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Grantee understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes (as ordinary income) the fair market value of the Shares as of the date the "restrictions" on the Shares lapse. To the extent that a grant hereunder is not otherwise an exempt transaction for purposes of Section 16(b) of the Securities and Exchange Act of 1934 (the "1934 Act"), with respect to officers, directors and 10% shareholders, a "restriction" on the Shares includes for these purposes the period after the grant of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the 1934 Act. Alternatively, Grantee understands that Grantee may elect to be taxed at the time the Shares are granted rather than when the restrictions on the Shares lapse, or the Section 16(b) period expires, by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of grant.

         GRANTEE ACKNOWLEDGES THAT IT IS GRANTEE'S SOLE RESPONSIBILITY AND NOT THE CORPORATION'S TO FILE TIMELY THE ELECTION AVAILABLE TO GRANTEE UNDER SECTION 83(B) OF THE CODE, EVEN IF GRANTEE REQUESTS THAT THE CORPORATION OR ITS REPRESENTATIVES MAKE THIS FILING ON GRANTEE'S BEHALF.

         15. Grantee Acceptance. The Grantee shall signify Grantee's acceptance of the terms and conditions of this Agreement by signing in the space provided below and signing the attached stock powers and returning a signed copy of this Agreement and the original attached stock powers to the Corporation. IF A FULLY EXECUTED COPY HEREOF AND THE ATTACHED STOCK POWERS HAVE NOT BEEN RECEIVED BY THE CORPORATION, THE CORPORATION HAS THE RIGHT TO REVOKE THIS AWARD, AND AVOID ALL OBLIGATIONS UNDER THIS AGREEMENT.

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         IN CONSIDERATION OF THE GRANT TO YOU OF THIS AWARD, YOU HEREBY AGREE TO
THE CONFIDENTIALITY AND NON-INTERFERENCE PROVISIONS SET FORTH IN ATTACHMENT A HERETO.



                                       6
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         IN WITNESS WHEREOF, the parties hereto have caused this RESTRICTED
STOCK AGREEMENT to be executed as of the date first above written.

                                 AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:



                                 ACCEPTED:

                                 -----------------------------------------------


                                 -----------------------------------------------
                                 (Street Address)


                                 -----------------------------------------------
                                 (City, State & Zip Code)

                                   STOCK POWER
                                   -----------

         For value received, I hereby sell, assign, and transfer to American Business Financial Services, Inc. (the "Corporation") ____________ shares of the common stock of the Corporation, standing in my name on the books and records of the aforesaid Corporation, represented by Certificate No. _____ and do hereby irrevocably constitute and appoint the Secretary of the Corporation attorney, with full power of substitution, to transfer this stock on the books and records of the aforesaid Corporation.




                                              ----------------------------------

Dated:
      ----------------------


In the presence of:


----------------------------------

                   Attachment A to Restricted Stock Agreement
                   ------------------------------------------

                      Confidentiality and Non-Interference
                      ------------------------------------


         (a) You covenant and agree that, in consideration of the grant to you of this Award, you will not, during your employment with the Corporation or at any time thereafter, except with the express prior written consent of the Corporation or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Corporation's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Corporation's interest.

         (b) You covenant and agree that, in consideration of the grant to you of this Award, you will not, for a period of one year after your employment with the Corporation ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Corporation, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Corporation for business which would result in such customer terminating their relationship with the Corporation; or (ii) solicit or induce any (A) individual which is an employee of the Corporation to leave the Corporation or (B) entity to otherwise terminate their relationship with the Corporation.

         (c) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Corporation for which money damages could not adequately compensate the Corporation and therefore, in the event of any such breach, the Corporation shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Corporation or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Corporation is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Corporation prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

         (d) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

         (e) For purposes of this Attachment A, the term "the Corporation" shall include the Corporation, any successor to the Corporation and all present and future direct and indirect subsidiaries and affiliates of the Corporation.